Schedule of Investments (a)
December 31, 2021

Corporate Bonds, Loans & Notes - 72.89%
Name of Issuer	Principal	Value
Auto Manufacturers - 6.65%
Cooper-Standard Automotive, Inc., 13%, 6/01/24 (c)	$5,000,000	$5,400,000
Ford Motor Credit Co LLC, 3.219%, 1/09/22	1,425,000	1,421,591
Ford Motor Credit Co LLC, 3.35%, 11/01/22	3,296,000	3,337,200
		10,158,791

Building Products - 3.70%
Builders Firstsource, 6.75%, 6/01/27 (c)	5,354,000	5,648,470

Chemical - 2.25%
CF Industries, Inc., 3.45%, 6/01/23	3,333,000	3,436,356

Coal - 0.18%
Westmoreland Mining Holdings LLC TL, PIK 15%, 3/15/29 (d)	1,991,096	277,091

Communications - 3.58%
Centurylink, Inc., 7.5%, 4/01/24	5,000,000	5,475,000

Consumer Discretionary - 4.91%
Foot Locker, Inc., 8.5%, 01/15/22	7,500,000	7,510,391

Drug Stores - 1.17%
Rite Aid Corp., 7.5%, 7/01/25 (c)	734,000	754,552
Rite Aid Corp., 8%, 11/15/26 (c)	1,012,000	1,032,240
		1,786,792

Energy/Natural Resources - 10.38%
American Eagle Energy Corp., 11%, 9/01/19 (b) (c) (e) (f)	15,500,000	88,505
CNX Resources, Inc., 7.25%, 3/14/27 (c)	10,000,000	10,607,300
Range Resources Corp., 4.875%, 5/15/25	5,000,000	5,162,500
		15,858,305

Food Processing - 6.79%
Cooke-Omega Investments, Inc., 8.5%, 12/15/22 (c)	5,000,000	5,087,500
Pilgrims Pride Corp., 5.875%, 9/30/27 (c)	5,000,000	5,279,700
		10,367,200

Industrial Servicing / Manufacturing - 4.87%
Clean Harbors, Inc., 4.875%, 7/15/27 (c)	500,000	515,000
Fortress Transportation and Infrastucture Investors LLC, 5.5%, 5/01/28 (c)	750,000	764,325
Fortress Transportation and Infrastucture Investors LLC, 9.75%, 8/01/27 (c)	5,500,000	6,160,000
		7,439,325

Metals & Mining - 3.22%
Allegheny Technologies, Inc., 6.95%, 12/15/25	4,500,000	4,916,250

Oil & Gas Drilling - 4.75%
Parker Drilling Co. TL, 13% (11% cash, 2% PIK), 3/26/24 (d)	2,618,528	2,526,880
Tidewater, Inc., 8.5%, 11/16/26	4,700,000	4,723,500
		7,250,380

Real Estate - 3.00%
Five Point Operatng Co. LP, 7.875%, 11/15/25 (c)	4,395,000	4,584,425

Retail - 3.78%
G-III Apparel Group LTD, 7.875%, 8/15/25 (c)	5,430,000	5,777,493

Technology - 0.67%
Iron Mountain, Inc., 4.5%, 2/15/31 (c)	1,000,000	1,010,690

Tobacco - 9.50%
Pyxus Holdings Inc., 10%, 8/24/24	10,845,675	9,327,281
Vector Group LTD, 10.5%, 11/01/26 (c)	5,000,000	5,181,250
		14,508,531

Wireless Telecom - 3.49%
Altice France SA, 8.125%, 2/01/27 (c)	5,000,000	5,327,375

Total Corporate Bonds, Loans & Notes — (cost -$111,809,605)		$111,332,865

GDP-Linked Bonds - 0.23%
Name of issuer	Principal	Value
Republic of Argentina GDP Linked Security, FRN (based on the performance of	$34,386,574	$344,210
Argentina's GDP), 12/15/35 (e)
Total GDP-Linked Bonds — (cost—$1,423,421)		$344,210

Common Stock - 10.77%	Number of
Name of issuer	Shares	Value
Coal - 0.01%
Westmoreland Mining Holding LLC, Class A Units (d) (e)	22,606	$1,130

Diversified Chemicals - 2.50%
Ingevity Corp. (e)	602	43,163
NL Industries, Inc.	510,200	3,775,480
		3,818,643

Electrical Utility - 0.00%
Homer City Holdings, LLC (d) (e)	221,338	0

Energy / Natural Resources - 0.30%
SilverBow Resources, Inc. (e)	5,058	110,113
Talos Energy, Inc. (e)	35,718	350,036
		460,149

Food Processing - 2.10%
Viskase Cos., Inc. (e)	3,052,635	3,205,267

Metals & Mining - 5.18%
American Gilsonite (b) (d) (e)	1,597,765	4,411,078
Metal Recovery Holdings, LLC (b) (d) (e)	21,539	3,504,980
Ormet Corp. (e)	372,638	75
		7,916,133

Oil & Gas Drilling - 0.41%
Key Energy Services, Inc. (e)	129	130
Parker Drilling Co. (e)	140,471	632,120
		632,250

Packaging & Container - 0.10%
Westrock Co.	3,626	160,849

Paper/Forest Products - 0.09%
Cenveo Enterprises, Inc. (d) (e)	20,833	135,415

Transportation - 0.08%
Getlink SA (France)	7,349	121,846

Total Common Stock — (cost—$48,908,257)		$16,451,682

Preferred Stock - 7.08%	Number of
Name of issuer	Shares	Value
Pipeline - 7.08%
Crestwood Equity Partners LP PFD, 9.25%, Perpetual	1,100,000	$10,824,000
Total Preferred Stock — (cost—$10,441,640)		$10,824,000

Repurchase Agreement - 7.87%
Name of Issuer	Principal	Value
State Street Bank & Trust Co. 0.00% dated 12/31/2021, to be
repurchased at $12,027,588 on 1/03/2022 (e) (g)
Total Repurchase Agreement - (cost - $12,027,588)	$12,027,588	$12,027,588
		$12,027,588

Total Investments - 98.84% (cost—$184,610,511)		$150,980,345

Net Other Assets and Liabilities - 1.16%		1,769,135

Net Assets - 100%		$152,749,480

(a)	Portions of the portfolio may be pledged to collateralize short term borrowings.
(b)	Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. The aggregate market value of good faith securities as of December 31, 2021 was $8,004,563 which represents 5.24% of total net assets.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $63,218,825 which represents 41.39% of total net assets. These securities are generally deemed liquid.
(d)	All or a portion the security is restricted. The Trust may acquire restricted securities which are subject to legal or contractual restrictions on resale and may be illiquid. The aggregate market value of restricted securities as of December 31, 2021 was $10,856,574 which represents 7.11% of total net assets. Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
American Gilsonite	1/2/17 - 8/26/21	$9,640,360
Metals Recovery Holdings, LLC	9/30/19 - 12/10/19	$7,818,467
Cenveo Enterprises, Inc.	9/11/2018	$607,500
Homer City Holdings, LLC	4/6/2017	$588,216
Parker Drilling Co. Term Loan	3/27/2019	$2,982,857
Westmoreland Mining Holdings Co. Term Loan	3/15/2019	$2,445,129
Westmoreland Mining Holdings Co. Class A Units	3/15/2019	$641,637
(e)	Non-income producing security.
(f)	Security is in principal default.
(g)	Acquired on December 31, 2021. Collateralized by $12,268,248 of US Treasury Bond due 8/15/2043. The maturity value is $12,027,588.

PIK Payment in Kind

FRN Floating Rate Note - rates reflected are as of December 31, 2021

PFD Preferred Security

TL Term Loan

Investment Valuation

Accounting Standards Codification ASC 820, Fair Value Measurements and Disclosures (ASC 820) defines fair value as the price that would be received to sell an investment in an orderly transaction between two market participants at the measurement date. ASC 820 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of certain inputs to the fair value measurement requires judgments and considers factors that may be specific to each security. The various inputs that may be used to determine the value of the Trust's investments are summarized in the following fair value hierarchy:

Level 1 - Unadjusted quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs including the Trust's own assumptions used to determine the fair value of investments. Factors considered in making such determinations may include, but are not limited to, information obtained directly from the company or analysts and the analysis of the company's financial statements or other documents.

The following table summarized the Trust's investment as of December 31, 2021, based on the inputs used to value them.

	Level 1	Level 2	Level 3	Total as of 12/31/2021
Corporate Bonds, Loans & Notes	$-	$111,244,360	$88,505	$111,332,865
Common Stock	5,071,966	3,327,113	8,052,603	16,451,682
Preferred Stock	10,824,000	-	-	10,824,000
GDP Linked Bonds	-	344,210	-	344,210
Repurchase Agreement	-	12,027,588	-	12,027,588
	$15,895,966	$126,943,271	$8,141,108	$150,980,345

Transfers between hierarchy levels may occur due to market fluctuation, changes in valuation techniques and/or changes in the availability of market data used in the determination of an investment’s valuation. The Trust recognizes transfers between the levels at the end of each period. For the period ended December 31, 2021, there were no transfers among levels 1, 2 and 3.

At December 31, 2021, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Corporate Bonds & Notes	Common Stock	Totals
Beginning Balance @ 9/30/21	$249,705	$10,477,463	$10,727,168

Purchases / PIK Interest	-	-	-

Sales	-	(2,005,778)	(2,005,778)

Realized Gain(Loss)	-	(1,601,953)	(1,601,953)

Net Change in Unrealized
Appreciation/(Deprecitation)	(161,200)	1,182,871	1,021,671

Ending Balance @ 12/31/2021	$88,505	$8,052,603	$8,141,108

Change in Unrealized Gain / (Loss) for Positions Still Held at December 31, 2021
Corporate Bonds & Notes	$(161,199)
Common Stock	(419,083)
Totals	$(580,282)

The Financial Accounting Standard Board (FASB) issued guidance that a reporting entity should disclose quantitative information about the unobservable inputs used in the fair value determinations that are categorized in the Level 3 hierarchy. The guidance also required additional disclosure regarding the valuation process used and the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs within Level 3. The following table presents a summary of valuation techniques, inputs and quantitative information used in determining the fair value of the Trust’s Level 3 securities as of December 31, 2021:

Investment Type	Fair Value	Technique	Valuation Inputs	Significant Unobservable Range	Increase in Input (1)
Common Stock
Metals & Mining	$4,411,078	Market	Forward	5.4x - 23.7x	Increase
		Comparable (2)	EBITDA
			Multiple

Metals & Mining	$3,504,980	Market	Discount Rate	0.73%	Decrease
		Transaction	Term	1-1.5 yrs	N/A
			Probability	100%	N/A

	$4,411,078

(1) This column represents the direction change in the fair value of the Level 3 securities that would result from an increase to the corresponding unobservable input. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determinations.

(2) Earnings multiples are based on comparable public companies and transactions of comparable companies.

The above table does not include 4 securities valued at $225,050 which were valued by inputs not derived by management such as third party vendor pricing services, broker quotes, acquisition analysis and recovery analysis.

For additional information on the Trust's policy regarding valuation of investments and other significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.